Thermon to Host 2023 Investor Day
Highlights Strategy to Create Long-term Shareholder Value
Increases Fiscal 2026 Financial Targets

AUSTIN, TX / ACCESSWIRE / November 14, 2023 -- Thermon Group Holdings, Inc. (NYSE:THR) ("Thermon"), a global leader in industrial process heating solutions, will host its inaugural investor day in New York City today, Tuesday, November 14, 2023 starting at 9:00 a.m. EST. The event will be available via a live webcast on the investor relations section of the Company’s website at http://ir.thermon.com and by replay shortly after the event. Presentation materials will also be posted ahead of the event.

Bruce Thames, President and CEO, and Kevin Fox, CFO, will be joined by other members of the executive management team to present an in-depth review of the Company's overall business and strategy, financial performance and outlook, how Thermon is enabling the energy transition, innovation and new product development, and the Company’s focus on operational excellence.

“We are thrilled to host our first investor day, which will give the investment community deeper insight into our strategy to create long-term value for our shareholders,” said Bruce Thames. “Our mission critical solutions and leading market positions enable us to drive revenue growth and expand our margins, backed by investments in innovation and new product development. We benefit from enhanced productivity through the implementation of the new Thermon Business System and attachment to secular trends that provide meaningful tailwinds for growth. We are also excited to share our long-term strategy, future financial targets, and our plans to accomplish them.”

Fiscal Year 2026 Financial Targets

During the investor day, Thermon will update its financial goals for its fiscal year ending on March 31, 2026 (the “FY2026 Financial Goals”) as follows:

a.Total Revenue: $600 million - $700 million
b.Non-Oil & Gas Revenue: ~70%
c.Adjusted EBITDA Margin: ~24%

Thermon will provide a comprehensive overview of the key initiatives that support the achievement of the FY2026 Financial Goals, along with the underlying assumptions, during its investor day.

About Thermon

Through its global network, Thermon provides safe, reliable and mission critical industrial process heating solutions. Thermon specializes in providing complete flow assurance, process heating, temperature maintenance, freeze protection and environmental monitoring solutions. Thermon is headquartered in Austin, Texas. For more information, please visit www.thermon.com.

Non-GAAP Financial Measures

Disclosure in this release of “Adjusted EBITDA margin”, which is a “non-GAAP financial measure” as defined under the rules of the Securities and Exchange Commission, is intended as a supplemental measure of our financial performance that is not required by, or presented in accordance with, U.S. generally accepted accounting principles (“GAAP”). “Adjusted EBITDA margin” represents Adjusted EBITDA as a percentage of total revenue. “Adjusted EBITDA” represents net income before interest expense (net of interest income), income tax expense, depreciation and amortization expense, stock-based compensation expense, acquisition costs, costs associated with restructuring and other income/(charges), and costs associated with impairments and other charges.

We believe this non-GAAP financial measure is meaningful to our investors to enhance their understanding of our financial performance and are frequently used by securities analysts, investors and other interested parties to compare our performance with the performance of other companies that report Adjusted EBITDA margin. This non-GAAP measure should be considered in addition to, and not a substitute for, net income margin and other measures of financial performance reported in accordance with GAAP. Our calculation of Adjusted EBITDA margin may not be comparable to similarly titled measures reported by other companies.

We are unable to reconcile our target fiscal 2026 Adjusted EBITDA margin to the most directly comparable projected GAAP financial measure because certain information necessary to calculate such measures on a GAAP basis is unavailable or dependent on the timing of future events outside of our control. Therefore, because of the uncertainty and variability of the nature of and the amount of any potential applicable future adjustments, which could be significant, we are unable to provide a reconciliation for target fiscal 2026 Adjusted EBITDA margin without unreasonable effort.

Forward-Looking Statements

This release includes forward-looking statements within the meaning of the U.S. federal securities laws in addition to historical information. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding our industry, business strategy, plans, goals and expectations concerning our market position, future operations, margins, profitability, capital expenditures, liquidity and capital resources and other financial and operating information such as our execution of our strategic initiatives, and our ability to achieve the FY26 Financial Goals. When used herein, the words "anticipate," "assume," "believe," "budget," "continue," "contemplate," "could," "should" "estimate," "expect," "intend," "may," "plan," "possible," "potential," "predict," "project," "will," "would," "future," and similar terms and phrases are intended to identify forward-looking statements in this release. Forward-looking statements reflect our current expectations regarding future events, results or outcomes. These expectations may or may not be realized. Some of these expectations may be based upon assumptions, data or judgments that prove to be incorrect. In addition, our business and operations involve numerous risks and uncertainties, many of which are beyond our control, which could result in our expectations not being realized or otherwise materially affect our financial condition, results of operations and cash flows.
Actual events, results and outcomes may differ materially from our expectations due to a variety of factors. Although it is not possible to identify all of these factors, they include, among others, (i) the outbreak of a global pandemic, including the current pandemic (COVID-19 and its variants); (ii) general economic conditions and cyclicality in the markets we serve; (iii) future growth of energy, chemical processing and power generation capital investments; (iv) our ability to operate successfully in foreign countries; (v) our ability to successfully develop and improve our products and successfully implement new technologies; (vi) competition from various other sources providing similar heat tracing and process heating products and services, or alternative technologies, to customers; (vii) our ability to deliver existing orders within our backlog; (viii) our ability to bid and win new contracts; (ix) the imposition of certain operating and financial restrictions contained in our debt agreements; (x) our revenue mix; (xi) our ability to grow through strategic acquisitions; (xii) our ability to manage risk through insurance against potential liabilities (xiii) changes in relevant currency exchange rates; (xiv) tax liabilities and changes to tax policy; (xv) impairment of goodwill and other intangible assets; (xvi) our ability to attract and retain qualified management and employees, particularly in our overseas markets; (xvii) our ability to protect our trade secrets; (xviii) our ability to protect our intellectual property; (xix) our ability to protect data and thwart potential cyber-attacks; (xx) a material disruption at any of our manufacturing facilities; (xxi) our dependence on subcontractors and third-party suppliers; (xxii) our ability to profit on fixed-price contracts; (xxiii) the credit risk associated to our extension of credit to customers; (xxiv) our ability to achieve our operational initiatives; (xxv) unforeseen difficulties with expansions, relocations, or consolidations of existing facilities; (xxvi) potential liability related to our products as well as the delivery of products and services; (xxvii) our ability to comply with foreign anti-corruption laws; (xxviii) export control regulations or sanctions; (xxix) changes in government administrative policy; (xxx) the current geopolitical instability in Russia and Ukraine and related sanctions by the U.S. and Canadian governments and European Union; (xxxi) environmental and health and safety laws and regulations as well as environmental liabilities; and (xxxii) climate change and related regulation of greenhouse gases, and (xxxiii) those factors listed under

Item 1A “Risk Factors” included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2023 filed with the Securities and Exchange Commission (the “SEC”) on May 25, 2023 and in any subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K or other filings that we have filed or may file with the SEC. Any one of these factors or a combination of these factors could materially affect our future results of operations and could influence whether any forward-looking statements contained in this release ultimately prove to be accurate.
Our forward-looking statements are not guarantees of future performance, and actual results and future performance may differ materially from those suggested in any forward-looking statements. We do not intend to update these statements unless we are required to do so under applicable securities laws.

CONTACT:

Kevin Fox, Chief Financial Officer
Ivonne Salem, Vice President, FP&A and Investor Relations (512) 690-0600
Investor.Relations@thermon.com